UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2006

                         PACKAGING DYNAMICS CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                     000-49741                 32-0009217
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
      of Incorporation)                                     Identification No.)

                 3900 West 43rd Street, Chicago, Illinois 60632
              (Address of Principal Executive Offices) (Zip Code)

                                 (773) 843-8000
              (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02     Results of Operations and Financial Condition.

              On April 27, 2006, Packaging Dynamics Corporation ("Packaging Dynamics" or the "Company") issued a press release announcing its results of operations for the first fiscal quarter ended March 31, 2006. A copy of the press release, dated April 27, 2006, is furnished herewith as Exhibit 99.

              In addition to financial results determined in accordance with generally accepted accounting principles ("GAAP"), Packaging Dynamics utilizes non-GAAP financial measures (within the meaning of Regulation G promulgated by the Securities and Exchange Commission) in its first quarter 2006 press release. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results. Non-GAAP financial measures are used because management believes this information provides investors with useful information in evaluating the results of the Company's continuing operations.

              The Company has presented adjusted non-GAAP financial measures which exclude the impact of certain costs related to the closing of the Company's Farmers Branch, Texas facility, transaction costs incurred in connection with the pending acquisition of the Company by Thilmany, L.L.C., an affiliate of Kohlberg & Company, L.L.C., and certain management transition costs related to organizational integration and restructuring in the Company's Food Packaging segment. The Company's management uses these adjusted financial measures to evaluate operating performance.

              The non-GAAP measure of EBITDA is presented to supplement the consolidated financial statements in accordance with GAAP. Specifically, management believes that EBITDA is of interest to the Company's investors and lenders in relation to its debt covenants, as certain of its debt covenants include EBITDA as a performance measure. Packaging Dynamics defines EBITDA as income from operations plus depreciation and amortization. EBITDA should not be construed as an alternative to earnings from operations as determined in accordance with GAAP, as an indicator of the Company's operating performance, as a measure of liquidity or as an alternative to cash flow from operating activities as determined in accordance with GAAP.

              This information is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By filing this report on Form 8-K and furnishing this information, Packaging Dynamics makes no admission as to the materiality of any information in this report that is required to be disclosed solely by Item 2.02.


Item 9.01.    Financial Statements and Exhibits.

              (c)   Exhibits.

Exhibit No.   Description
-----------   -----------------------------------------------------------------

Exhibit 99    Packaging Dynamics Corporation Press Release, dated April 27,
              2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PACKAGING DYNAMICS CORPORATION


Dated: April 27, 2006                           By: /s/ Patrick T. Chambliss
                                                    --------------------------
                                                    Patrick T. Chambliss
                                                    Vice President, Secretary
                                                    and Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -------------------------------------------------------------

Exhibit 99        Packaging Dynamics Corporation Press Release, dated April 27,
                  2006.